UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-22148

Invesco Actively Managed Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

3500 Lacey Road Downers Grove, IL 60515
(Address of principal executive offices) (Zip code)

Daniel E. Draper President 3500 Lacey Road Downers Grove, IL 60515
(Name and address of agent for service)

Registrant’s telephone number, including area code:               800-983-0903

Date of fiscal year end:   October 31

Date of reporting period:   October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders

October 31, 2018

GTO	Invesco Total Return Bond ETF

2

The Market Environment

Fixed Income

Throughout the fiscal year, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. The US economy continued to add jobs, pushing the unemployment rate to 3.7% at the close of the fiscal year, while inflation remained subdued.1 Against this backdrop, the US Federal Reserve (the Fed) raised the federal funds target rate from a range of 1.00% to 1.25% at the start of the fiscal year to a range of 2.00% to 2.25% at the close of the fiscal year. This was accomplished with four 0.25% rate hikes in December 2017, and in March, June and September 2018.2 Working against these positive developments, however, were global macroeconomic headwinds in the form of geopolitical trade tension, sub-optimal inflation, and the lingering unknown of Brexit—the decision by UK voters to leave the European Union. These headwinds could limit future Fed rate hikes in the near-term. The Bank of Japan and the European Central Bank maintained their accommodative monetary policies by keeping real interest rates low in a continued attempt to stimulate growth and inflation by encouraging investors to spend rather than save. These actions continued to drive overseas investments into higher yielding segments of the fixed income markets.

The 10-year US Treasury yield continued to move upward at the start of the fiscal year due to the continued strength of the global economy, the rising risks of inflation and the high probability of additional Fed rate hikes throughout the fiscal year. Due to these factors, the 10-year US Treasury note continued to rise in 2018, resulting in higher government yields and a move above 3.00%.3 The 10-year US Treasury yield ended the fiscal year at 3.14%, 76 basis points higher than at the beginning of the fiscal year.3 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned -2.05% for the fiscal year. Negative performance was largely attributable to the broad increase in US Treasury yields, a widening of credit spreads and reduced overseas bond purchase demand during the fiscal year.

All four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index—government-related, corporate, securitized and treasury—posted negative returns for the fiscal year.

[1]	Bureau of Labor Statistics
[2]	US Federal Reserve
[3]	US Treasury Department

Bank Loans

The senior loan market was characterized by relatively strong returns throughout the reporting period. During the last two months of 2017, loans delivered solid returns as strong fundamentals and a supportive technical environment remained in place. Through October 2018, loans provided investors a safe haven from the volatility caused by rising interest rates, mounting trade tension and “peak earnings” concerns. Loans continued to generate steady returns through the end of the reporting period.

Loan fundamentals remained supportive with a trailing 12-month default rate of 1.92%1 as slow, but positive, growth in the US economy continued to support fundamentals. During the reporting period, corporate revenue and earnings growth remained robust.

During the last couple months of 2017, strong technicals pushed loan prices higher as demand from institutional investors remained strong, outstripping supply. However in 2018, particularly in the second half of the reporting period, an influx of net new supply in the primary market reversed this trend, weighing on loan prices in the secondary market. This influx in net new supply was a positive development as it loosened a very tight technical dynamic in loans, alleviated the downward pressure on spreads, slowed the repricing and refinancing activity that was prevalent during 2017 and allowed for investors to better negotiate deal pricing and documentation.

The average price in the senior loan market was $98.27 as of October 31, 2018, with 36.2%2 of the market trading at or above par. Given the price of senior loans at the end of the reporting period, they were providing a 7.08% yield.3

[1]	Source: S&P LCD as of Oct. 31, 2018.
[2]	Source: J.P. Morgan as of Oct. 31, 2018.
[3]	Source: S&P LCD and Invesco, yield incorporates forward LIBOR curve as of Oct. 31, 2018.

3

GTO	Manager’s Analysis
Invesco Total Return Bond ETF (GTO)

The Invesco Total Return Bond ETF (the “Fund”) is an actively managed exchange-traded fund whose investment objective is to seek maximum total return, comprised of income and capital appreciation. The Fund will normally invest in a portfolio of fixed income instruments of varying maturities and of any credit quality. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by certain derivative instruments as discussed below, and also include exchange-traded funds (“ETFs”) and closed-end funds (“CEFs”) that invest substantially all of their assets in fixed income instruments (which may include ETFs and CEFs affiliated with the Fund). The fixed income instruments in which the Fund will invest include corporate debt securities of U.S. and non-U.S. issuers, including corporate bonds, and other similar instruments, such as Treasury securities, collateralized loan obligations, mortgage-backed securities and asset-backed securities, issued by various U.S. and non-U.S. public- or private-sector entities, and municipal securities, which are debt securities issued by states or local governments and their agencies, authorities and other government sponsored enterprises.

The Board of Trustees approved a change in fiscal year end for the Fund from August 31 to October 31. For the fiscal period from September 1, 2018 to October 31, 2018, on a market price basis, the Fund returned (1.64)%. On a net asset value (“NAV”) basis, the Fund returned (1.72)%.

During this same time period, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark Index”) returned (1.43)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 10,200 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. bond market.

Relative to the Benchmark Index, the Fund was most overweight in the securitized debt sector and most underweight in the U.S. Treasury sector during the fiscal period ended October 31, 2018. Underperformance was driven by a long duration position as interest rates rose. Over this time frame the yield on the 5-year U.S. Treasury bond rose approximately 25 basis points from 2.75% to 3.0%. Additionally, performance was adversely affected by a position in FMMHR 2015-R1 B1, a commercial mortgage bond issued by Freddie Mac. Performance was aided by CLAST 2017-1 A, an asset backed security backed by aircraft (no longer held at period end).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2018
U.S. Government Sponsored Agency Mortgage-Backed Securities	47.7
Corporate Bonds and Notes	38.2
Asset-Backed Securities	13.9
U.S. Government Sponsored Agency Securities	6.0
Municipal Bonds	4.6
Variable Rate Senior Loan Interest	3.7
Commercial Mortgage-Backed Securities	1.6
Preferred Stocks	0.8
U.S. Treasury Securities	0.7
Sovereign Debt Obligations	0.4
Purchased Call Options	0.1
Other Assets Less Liabilities	(17.7)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2018
Security
Federal Home Loan Mortgage Corp. (FHLMC), 3.500%, 11/15/2045	2.8
Federal National Mortgage Association (FNMA), 3.000%, 11/15/2046	2.7
MPLX LP, 5.500%, 02/15/2023	2.6
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates, Class B1, Series 2015-R1, 4.639%, 11/25/2055	2.5
Freddie Mac Multifamily Structured Pass Through Certificates, Class AM, Series 2018-K074, 3.600%, 02/25/2028	2.4
Freddie Mac Multifamily Structured Pass Through Certificates, Class A3, Series 2018-K154, 3.459%, 11/25/2032	2.4
Freddie Mac Multifamily Structured Pass Through Certificates, Class AFX, Series 2017-KGX1, 3.000%, 10/25/2027	2.3
Federal National Mortgage Association (FNMA), 3.310%, 01/01/2033	2.3
Federal National Mortgage Association (FNMA), 4.000%, 11/15/2045	2.2
Federal National Mortgage Association (FNMA), Principal Strips, 01/15/2030	2.1
Total	24.3

4

Invesco Total Return Bond ETF (GTO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2018

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Bloomberg Barclays U.S. Aggregate Bond Index	(2.05)%	0.59%	1.61%
Fund
NAV Return	(0.05)	3.72	10.45
Market Price Return	(0.19)	3.74	10.51

Guggenheim Total Return Bond ETF (the “Predecessor Fund”) Inception: February 10, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.54% (0.52% after fee waiver) includes the unitary management fee of 0.50% and acquired fund fees and expenses of 0.04%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Benchmark Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

5

Schedule of Investments

Invesco Total Return Bond ETF (GTO)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	U.S. Government Sponsored Agency Mortgage-Backed Securities—47.7%
	Commercial Mortgage-Backed Securities—13.5%
$969,528	Freddie Mac Military Housing Bonds Resecuritization Trust Certificates, Class B1, Series 2015-R1(a)(b)	4.639%	11/25/2055	$1,003,764
250,000	Freddie Mac Multifamily Structured Pass Through Certificates, Class AM, Series 2017-K066	3.200	06/25/2027	239,528
1,000,000	Freddie Mac Multifamily Structured Pass Through Certificates, Class AFX, Series 2017-KGX1	3.000	10/25/2027	942,643
1,000,000	Freddie Mac Multifamily Structured Pass Through Certificates, Class AM, Series 2018-K074	3.600	02/25/2028	985,861
1,000,000	Freddie Mac Multifamily Structured Pass Through Certificates, Class A3, Series 2018-K154	3.459	11/25/2032	950,460
5,203,930	Freddie Mac Multifamily Structured Pass Through Certificates, IO, Class X1, Series 2013-K026(b)	1.001	11/25/2022	170,468
8,363,491	Freddie Mac Multifamily Structured Pass Through Certificates, IO, Class X1, Series 2013-K035(b)	0.401	08/25/2023	133,315
6,091,981	Freddie Mac Multifamily Structured Pass Through Certificates, IO, Class X1, Series 2014-K036(b)	0.754	10/25/2023	187,507
6,462,529	Freddie Mac Multifamily Structured Pass Through Certificates, IO, Class X1, Series 2014-K037(b)	0.996	01/25/2024	269,848
4,324,107	Freddie Mac Multifamily Structured Pass Through Certificates, IO, Class X1, Series 2014-K038(b)	1.165	03/25/2024	219,671
4,421,106	Freddie Mac Multifamily Structured Pass Through Certificates, IO, Class X1, Series 2015-K042(b)	1.051	12/25/2024	236,703
29,483,434	FREMF Mortgage Trust, IO, Class X2A, Series 2013-K29(a)	0.125	05/25/2046	125,287

				5,465,055

	Federal Home Loan Mortgage Corp. (FHLMC)—5.2%
494,366	Federal Home Loan Mortgage Corp. (FHLMC)	3.550	10/01/2033	465,965
1,180,000	Federal Home Loan Mortgage Corp. (FHLMC)	3.500	11/15/2045	1,148,656
500,000	Federal Home Loan Mortgage Corp. (FHLMC)	4.000	11/15/2048	500,103

				2,114,724

	Federal National Mortgage Association (FNMA)—22.9%
500,000	Federal National Mortgage Association (FNMA)	2.860	09/01/2029	457,555
500,000	Federal National Mortgage Association (FNMA)	2.990	09/01/2029	460,319
500,000	Federal National Mortgage Association (FNMA)	3.050	10/01/2029	463,492
500,000	Federal National Mortgage Association (FNMA)	2.820	10/01/2029	455,598
500,000	Federal National Mortgage Association (FNMA)	2.900	11/01/2029	456,213
570,000	Federal National Mortgage Association (FNMA)	3.500	11/15/2030	569,599
860,000	Federal National Mortgage Association (FNMA)	3.000	11/15/2030	844,011
750,000	Federal National Mortgage Association (FNMA)	3.080	10/01/2032	685,651
492,581	Federal National Mortgage Association (FNMA)	3.240	11/01/2032	459,143
1,000,000	Federal National Mortgage Association (FNMA)	3.310	01/01/2033	930,220
440,000	Federal National Mortgage Association (FNMA)	2.500	11/15/2033	421,162
620,000	Federal National Mortgage Association (FNMA)	3.500	11/15/2045	603,507
900,000	Federal National Mortgage Association (FNMA)	4.000	11/15/2045	900,035
1,170,000	Federal National Mortgage Association (FNMA)	3.000	11/15/2046	1,106,756
565,256	Federal National Mortgage Association (FNMA)	4.000	11/01/2047	566,142

				9,379,403

	Government National Mortgage Association (GNMA)—2.9%
865,000	Government National Mortgage Association (GNMA)	3.000	11/15/2044	827,072
350,000	Government National Mortgage Association (GNMA)	4.000	11/15/2048	352,269

				1,179,341

	Residential Mortgage-Backed Security—3.2%
457,429	Freddie Mac Seasoned Credit Risk Transfer Trust, Class HT, Series 2017-3(c)	2.750	07/25/2056	433,361
892,020	Freddie Mac Seasoned Credit Risk Transfer Trust, Class HT, Series 2017-4(c)	2.500	06/25/2057	849,116

				1,282,477

	Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $20,132,497)			19,421,000

	Corporate Bonds and Notes—38.2%
	Advertising—0.5%
250,000	MDC Partners, Inc.(a)	6.500	05/01/2024	206,250

	Aerospace/Defense—0.2%
94,000	Spirit AeroSystems, Inc.	4.600	06/15/2028	92,332

	Airlines—0.3%
135,000	Delta Air Lines, Inc.	4.375	04/19/2028	128,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6

Invesco Total Return Bond ETF (GTO) (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds and Notes (continued)
	Auto Manufacturers—1.4%
$200,000	Ford Motor Credit Co. LLC	4.687%	06/09/2025	$190,248
386,000	General Motors Financial Co., Inc., Series B(d)	6.500		364,770

				555,018

	Banks—8.2%
200,000	Barclays PLC (United Kingdom)(d)	7.750		199,750
100,000	Citigroup, Inc. (3 mo. USD LIBOR + 1.38%)(e)	3.766	03/30/2021	102,082
72,000	Citigroup, Inc.	4.650	07/23/2048	69,806
390,000	Citigroup, Inc., Series P(d)	5.950		396,825
100,000	Citigroup, Inc., Series T(d)	6.250		102,250
250,000	Citizens Bank NA, BKNT (3 mo. USD LIBOR + 0.81%)(e)	3.121	05/26/2022	250,186
275,000	Cooperatieve Rabobank UA (Netherlands)(a)(d)	11.000		289,713
200,000	Credit Suisse Group AG (Switzerland)(a)(d)	7.250		198,127
200,000	Credit Suisse Group AG (Switzerland)(a)(d)	7.500		203,774
292,000	HSBC Holdings PLC (United Kingdom)(d)	6.250		284,046
205,000	JPMorgan Chase & Co. (3 mo. USD LIBOR + 0.89%)(e)	3.367	07/23/2024	205,161
86,000	JPMorgan Chase & Co., Series I (3 mo. USD LIBOR + 3.47%)(d)(e)	5.990		86,306
200,000	Lloyds Banking Group PLC (United Kingdom)(d)	7.500		200,972
100,000	Mizuho Financial Group, Inc. (Japan) (3 mo. USD LIBOR + 0.79%)(e)	3.106	03/05/2023	100,078
100,000	Morgan Stanley (3 mo. USD LIBOR + 0.98%)(e)	3.314	06/16/2020	101,006
205,000	Societe Generale SA (France)(a)(d)	7.375		199,864
200,000	UBS Group Funding Switzerland AG (Switzerland) (3 mo. USD LIBOR + 1.44%)(a)(e)	3.806	09/24/2020	203,753
150,000	UBS Group Funding Switzerland AG (Switzerland) (3 mo. USD LIBOR + 1.78%)(a)(e)	4.216	04/14/2021	154,455

				3,348,154

	Beverages—0.1%
34,000	Constellation Brands, Inc.	4.400	11/15/2025	34,110

	Building Materials—0.4%
200,000	James Hardie International Finance DAC (Ireland)(a)	5.000	01/15/2028	182,250

	Chemicals—1.0%
200,000	SASOL Financing USA LLC (South Africa)	5.875	03/27/2024	201,704
200,000	SASOL Financing USA LLC (South Africa)	6.500	09/27/2028	202,777

				404,481

	Commercial Services—0.5%
200,000	DP World Ltd., MTN (United Arab Emirates)(a)	5.625	09/25/2048	189,710

	Distribution/Wholesale—0.2%
84,000	HD Supply, Inc.(a)	5.375	10/15/2026	80,745

	Diversified Financial Services—1.8%
193,411	AMC East Communities LLC(a)	6.010	01/15/2053	209,612
150,000	Ares Finance Co. LLC(a)	4.000	10/08/2024	140,468
200,000	BOC Aviation Ltd., MTN (Singapore) (3 mo. USD LIBOR + 1.13%)(a)(e)	3.499	09/26/2023	200,384
237,888	Fort Knox Military Housing Privatization Project (1 mo. USD LIBOR + 0.34%)(a)(e)	2.620	02/15/2052	171,252

				721,716

	Electric—1.5%
26,000	CenterPoint Energy, Inc.	3.850	02/01/2024	26,011
200,000	Electricite de France SA (France)(a)	4.875	09/21/2038	186,824
202,000	Electricite de France SA (France)(a)	5.000	09/21/2048	186,743
200,000	Perusahaan Listrik Negara PT (Indonesia)(a)	6.250	01/25/2049	196,627

				596,205

	Food—0.1%
33,000	Conagra Brands, Inc.	4.600	11/01/2025	33,105

	Healthcare-Services—0.4%
155,000	Halfmoon Parent, Inc. (3 mo. USD LIBOR + 0.89%)(a)(e)	3.326	07/15/2023	154,977

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7

Invesco Total Return Bond ETF (GTO) (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds and Notes (continued)
	Home Builders—0.7%
$150,000	HP Communities LLC(a)	5.780%	03/15/2046	$162,867
100,000	HP Communities LLC(a)	5.860	09/15/2053	109,451

				272,318

	Household Products/Wares—0.5%
200,000	Controladora Mabe SA de CV (Mexico)(a)	5.600	10/23/2028	192,500

	Insurance—3.6%
350,000	American Equity Investment Life Holding Co.	5.000	06/15/2027	338,538
300,000	First American Financial Corp.	4.300	02/01/2023	298,040
350,000	MetLife, Inc.(a)	9.250	04/08/2038	464,625
261,000	MetLife, Inc., Series D (d)	5.875		260,674
100,000	Navigators Group, Inc. (The)	5.750	10/15/2023	103,818

				1,465,695

	Machinery-Diversified—0.6%
62,000	Wabtec Corp.	4.150	03/15/2024	60,622
195,000	Wabtec Corp.	4.700	09/15/2028	188,881

				249,503

	Media—1.9%
200,000	Altice France SA (France)(a)	7.375	05/01/2026	192,188
50,000	Comcast Corp.	3.950	10/15/2025	49,962
75,000	Comcast Corp.	4.600	10/15/2038	73,526
37,000	Comcast Corp.	4.700	10/15/2048	36,071
76,000	Comcast Corp.	4.950	10/15/2058	74,613
200,000	CSC Holdings LLC(a)	5.375	02/01/2028	189,000
179,000	Meredith Corp.(a)	6.875	02/01/2026	179,448

				794,808

	Mining—0.4%
150,000	BHP Billiton Finance USA Ltd. (Australia)(a)	6.750	10/19/2075	163,125

	Oil & Gas—1.4%
297,000	Continental Resources, Inc.	5.000	09/15/2022	300,233
200,000	Empresa Nacional del Petroleo (Chile)(a)	5.250	11/06/2029	199,375
69,000	Petroleos Mexicanos (Mexico)(a)	6.500	01/23/2029	66,154

				565,762

	Pharmaceuticals—0.6%
240,000	Bayer US Finance II LLC (Germany) (3 mo. USD LIBOR + 1.01%)(a)(e)	3.344	12/15/2023	239,217

	Pipelines—5.3%
61,000	Buckeye Partners LP	5.850	11/15/2043	55,832
156,000	Buckeye Partners LP	5.600	10/15/2044	136,782
71,000	Energy Transfer Operating LP, Series 20Y	5.800	06/15/2038	70,007
71,000	Energy Transfer Operating LP, Series 30Y	6.000	06/15/2048	70,598
32,000	Energy Transfer Operating LP, Series 5Y	4.200	09/15/2023	31,879
309,000	Energy Transfer Operating LP, Series A(d)	6.250		290,846
173,000	Enterprise Products Operating LLC	4.150	10/16/2028	170,187
1,050,000	MPLX LP	5.500	02/15/2023	1,065,274
302,000	Plains All American Pipeline LP, Series B(d)	6.125		284,635

				2,176,040

	Real Estate—2.3%
95,961	Atlantic Marine Corps. Communities LLC(a)	5.343	12/01/2050	98,601
232,162	Mid-Atlantic Military Family Communities LLC(a)	5.300	08/01/2050	206,525
106,208	Pacific Beacon LLC(a)	5.379	07/15/2026	111,133
500,000	Pacific Beacon LLC(a)	5.508	07/15/2036	530,743

				947,002

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8

Invesco Total Return Bond ETF (GTO) (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds and Notes (continued)
	REITs—2.2%
$200,000	Fort Benning Family Communities LLC(a)	5.810%	01/15/2051	$203,917
180,000	Hospitality Properties Trust	5.250	02/15/2026	180,110
300,000	Lexington Realty Trust	4.400	06/15/2024	293,431
250,000	Senior Housing Properties Trust	4.750	02/15/2028	240,023

				917,481

	Retail—0.5%
200,000	IRB Holding Corp.(a)	6.750	02/15/2026	192,000

	Software—0.2%
70,000	Fiserv, Inc.	4.200	10/01/2028	69,423

	Telecommunications—0.2%
102,000	AT&T, Inc. (3 mo. USD LIBOR + 1.18%)(e)	3.514	06/12/2024	102,360

	Trucking & Leasing—0.9%
69,000	Aviation Capital Group LLC (3 mo. USD LIBOR + 0.67%)(a)(e)	3.190	07/30/2021	69,259
97,000	Aviation Capital Group LLC(a)	4.125	08/01/2025	94,964
204,000	SMBC Aviation Capital Finance DAC (Ireland)(a)	4.125	07/15/2023	203,086

				367,309

	Venture Capital—0.3%
129,000	Carlyle Finance LLC(a)	5.650	09/15/2048	124,731

	Total Corporate Bonds and Notes (Cost $15,942,673)			15,567,127

	Asset-Backed Securities—13.9%
250,000	ACIS CLO Ltd., Class C, Series 2013-1A (Cayman Islands) (3 mo. USD LIBOR + 2.95%)(a)(e)	5.395	04/18/2024	250,065
500,000	Anchorage Credit Funding Ltd., Class A, Series 2016-4A (Cayman Islands)(a)	3.500	02/15/2035	475,915
390,556	Bear Stearns Asset Backed Securities I Trust, Class 2A, Series 2006-HE9 (1 mo. USD LIBOR + 0.14%)(e)	2.421	11/25/2036	381,622
500,000	Cerberus Loan Funding XVI LP, Class A2, Series 2016-2A (Cayman Islands) (3 mo. USD LIBOR + 2.35%)(a)(e)	4.786	11/15/2027	501,234
592,500	Domino’s Pizza Master Issuer LLC, Class A2I, Series 2017-1A (3 mo. USD LIBOR + 1.25%)(a)(e)	3.740	07/25/2047	594,902
500,000	Golub Capital Partners CLO Ltd., Class A, Series 2016-33A (Cayman Islands) (3 mo. USD LIBOR + 2.48%)(a)(e)	4.792	11/21/2028	501,377
300,000	Golub Capital Partners CLO Ltd., Class A2R, Series 2017-16A (Cayman Islands) (3 mo. USD LIBOR + 1.85%)(a)(e)	4.210	07/25/2029	300,074
250,000	Newstar Commercial Loan Funding LLC, Class B, Series 2016-1A (3 mo. USD LIBOR + 3.75%)(a)(e)	6.061	02/25/2028	250,491
486,659	Store Master Funding I-VII, Class A2, Series 2016-1A(a)	4.320	10/20/2046	484,052
147,750	Taco Bell Funding LLC, Class A23, Series 2016-1A(a)	4.970	05/25/2046	150,347
268,095	Textainer Marine Containers V Ltd., Class A, Series 2017-2A(a)	3.520	06/20/2042	260,816
485,000	Wendy’s Funding LLC, Class A23, Series 2015-1A(a)	4.497	06/15/2045	487,662
500,000	Woodmont Trust, Class A, Series 2017-2A (3 mo. USD LIBOR + 1.80%)(a)(e)	4.245	07/18/2028	503,799
500,000	Woodmont Trust, Class A1, Series 2017-3A (Cayman Islands) (3 mo. USD LIBOR + 1.73%)(a)(e)	4.170	10/18/2029	502,210

	Total Asset-Backed Securities (Cost $5,643,023)			5,644,566

	U.S. Government Sponsored Agency Securities—6.0%
150,000	Federal Home Loan Mortgage Corp. (FHLMC), MTN(f)	0.000	12/14/2029	100,557
350,000	Federal Home Loan Mortgage Corp. (FHLMC), Coupon Strips, Series 6.75(f)	0.000	09/15/2030	227,319
450,000	Federal National Mortgage Association (FNMA), Principal Strips(f)	0.000	05/15/2029	308,039
1,300,000	Federal National Mortgage Association (FNMA), Principal Strips(f)	0.000	01/15/2030	868,422
850,000	Federal National Mortgage Association (FNMA), Principal Strips, MTN(f)	0.000	05/15/2030	559,190
100,000	Tennessee Valley Authority	5.375	04/01/2056	126,971
250,000	Tennessee Valley Authority	4.250	09/15/2065	264,210

	Total U.S. Government Sponsored Agency Securities (Cost $2,586,290)			2,454,708

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

Invesco Total Return Bond ETF (GTO) (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—4.6%
	Ad Valorem Property Tax—1.0%
$200,000	Illinois State Ser. 10 AGM	6.630%	02/01/2035	$226,260
130,000	Los Angeles California Community College District Ser. 10	6.750	08/01/2049	182,204

				408,464

	Electric Power Revenue—0.8%
255,000	Los Angeles California Department of Water & Power Rev. Ser. 10	6.574	07/01/2045	342,146

	General Fund—1.3%
350,000	California State Ser. 10	7.600	11/01/2040	506,537

	Port, Airport & Marina Revenue—0.5%
155,000	Port Auth. of New York & New Jersey (Consolidated-One Hundred Sixty-Fourth) Rev. Ser. 10	5.647	11/01/2040	183,776

	Tax Increment Revenue—0.6%
250,000	Santa Cruz County California Redevelopment Successor Agency Ref. Ser. 17A AGM	3.750	09/01/2032	235,558

	Transit Revenue—0.4%
140,000	Metropolitan Transportation Auth. New York Rev. Ser. 10C-1	6.687	11/15/2040	179,924

	Total Municipal Bonds (Cost $1,975,334)			1,856,405

	Variable Rate Senior Loan Interests—3.7%(g)(h)
	Building Materials—0.3%
109,019	DiversiTech Holdings, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)(e)	5.240	06/03/2024	108,389

	Computers—0.5%
119,258	Optiv, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)(e)	5.500	02/01/2024	116,090
99,000	Peak 10 Holding Corp., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)(e)	5.886	08/01/2024	97,763

				213,853

	Engineering & Construction—0.3%
98,980	StandardAero Aviation Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)(e)	6.332	07/07/2022	99,461

	Food—0.4%
169,609	Chobani LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)(e)	5.742	10/10/2023	166,059

	Healthcare-Products—0.2%
97,975	DJO Finance LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)(e)	5.640	06/07/2020	97,934

	Household Products/Wares—0.6%
248,750	Diamond (BC) BV, First Lien Term Loan (Netherlands) (3 mo. USD LIBOR + 3.00%)(e)	5.242	09/06/2024	245,848

	Media—0.5%
195,494	Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)(e)	6.415	06/07/2023	182,114

	Software—0.9%
188,084	Almonde, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)(e)	5.886	06/16/2024	187,274
194,377	Epicor Software Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)(e)	5.500	06/01/2022	195,122

				382,396

	Total Variable Rate Senior Loan Interests (Cost $1,516,703)			1,496,054

	Commercial Mortgage-Backed Securities—1.6%
500,000	GS Mortgage Securities Corp. Trust, Class C, Series 2017-STAY (1 mo. USD LIBOR + 1.35%)(a)(e)	3.630	07/15/2032	502,587
1,949,295	Wells Fargo Commercial Mortgage Trust, IO, Class XA, Series 2016-NXS5(b)	1.533	01/15/2059	140,011

	Total Commercial Mortgage-Backed Securities (Cost $616,672)			642,598

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

Invesco Total Return Bond ETF (GTO) (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations—0.4%
	Argentina—0.4%
$198,000	Argentine Republic Government International Bond	6.875%	01/26/2027	$165,454

	Total Sovereign Debt Obligations (Cost $162,390)			165,454

	U.S. Treasury Securities—0.2%
29,800	U.S. Treasury Bond	3.125	05/15/2048	28,269
46,700	U.S. Treasury Note	2.875	10/31/2023	46,460
1,100	U.S. Treasury Note	2.875	08/15/2028	1,074

	Total U.S. Treasury Securities (Cost $76,096)			75,803

Number of Shares
	Preferred Stocks—0.8%
	Banks—0.8%
266	Wells Fargo & Co., 7.50%, Series L(i)			338,349

	Total Preferred Stocks (Cost $337,953)			338,349

Principal Amount
	Short-Term Investments—0.5%
	U.S. Treasury Securities—0.5%
$215,000	U.S. Treasury Bill(j)(k)	2.132	01/24/2019	213,871

	Total Short-Term Investments (Cost $213,924)			213,871

	Purchased Call Options—0.1%
	(Cost $45,780)			28,401

	Total Investments in Securities (Cost $49,249,335)—117.7%			47,904,336
	Other assets less liabilities—(17.7)%			(7,191,530)

	Net Assets—100.0%			$40,712,806

Investment Abbreviations:

AGM—Assured Guaranty Municipal Corp.

BKNT—Bank Note

CLO—Collateralized Loan Obligation

IO—Interest Only

LIBOR—London Interbank Offered Rate

MTN—Medium-Term Note

Ref.—Refunding

REIT—Real Estate Investment Trust

Rev.—Revenue

Ser.—Series

USD—U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco Total Return Bond ETF (GTO) (continued)

October 31, 2018

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $14,243,019, which represented 34.98% of the Fund’s Net Assets.

(b)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect October 31, 2018.

(c)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specific date.
(d)	Perpetual bond with no specified maturity date.
(e)	Variable rate coupon. Stated interest rate was in effect at October 31, 2018.
(f)	Denotes a zero coupon security issued at a substantial discount from its value at maturity.
(g)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(h)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(i)	Non-income producing security.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts.

Open Exchange-Traded Options Purchased
Description	Type of Contract	Expiration Month	Exercise Price	Number of Contracts	Notional Value*	Cost	Value	Unrealized Appreciation (Depreciation)
Energy Select Sector SPDR ETF	Call	January-2020	$76	1	$7,600	$658	$279	$(379)
Financial Select Sector SPDR ETF	Call	January-2020	29	2	5,800	472	272	(200)
Health Care Select Sector SPDR ETF	Call	January-2020	95	1	9,500	736	412	(324)
Industrial Select Sector SPDR ETF	Call	January-2020	79	1	7,900	700	248	(452)
S&P 500 Index	Call	December-2019	2,850	2	570,000	42,526	26,840	(15,686)
Technology Select Sector SPDR ETF	Call	January-2020	76	1	7,600	688	350	(338)

Total Exchange-Traded Options Purchased—Equity Risk						$45,780	$28,401	$(17,379)

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
2-Year US Treasury Note Future	34	December-18	$7,162,313	$(22,375)	$(22,375)
5-Year US Treasury Note Future	40	December-18	4,495,313	(31,712)	(31,712)
Ultra Long Term US Treasury Bond Future	13	December-18	1,939,844	(128,054)	(128,054)

Subtotal—Long Futures Contracts				(182,141)	(182,141)

Short Futures Contracts
10-Year US Treasury Note Future	9	December-18	(1,065,938)	15,869	15,869
U.S. Treasury Long Bond Future	24	December-18	(3,315,000)	154,693	154,693
Ultra 10-Year US Treasury Note Future	46	December-18	(5,755,031)	86,109	86,109

Subtotal—Short Futures Contracts				256,671	256,671

Total Futures Contracts—Interest Rate Risk				$74,530	$74,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Statement of Assets and Liabilities

October 31, 2018

Invesco Total Return Bond ETF (GTO)
Assets:
Unaffiliated investments in securities, at value	$47,904,336
Receivables:
Investments sold	1,271,836
Variation margin on futures contracts	14,969
Dividends and interest	296,486
Foreign tax reclaims	677

Total Assets	49,488,304

Liabilities:
Due to custodian	1,232,884
Payables:
Investments purchased	7,523,476
Accrued unitary management fees	17,340
Accrued line of credit fees	1,798

Total Liabilities	8,775,498

Net Assets	$40,712,806

Net Assets Consist of:
Shares of beneficial interest	$41,254,374
Distributable earnings	(541,568)

Net Assets	$40,712,806

Shares outstanding (unlimited amount authorized, $0.01 par value)	800,000
Net asset value	$50.89

Market price	$50.93

Unaffiliated investments in securities, at cost	$49,249,335

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Statement of Operations

For the period September 1, 2018 through October 31, 2018 and the year ended August 31, 2018

	Invesco Total Return Bond ETF (GTO)
	Two Months Ended October 31, 2018	Year Ended August 31, 2018
Investment Income:
Unaffiliated dividend income	$—	$10,943
Affiliated dividend income	—	65,442
Unaffiliated interest income, net of foreign taxes withheld*	280,799	1,951,717
Securities lending income	—	8,657

Total Income	280,799	2,036,759

Expenses:
Unitary management fees	34,418	308,333
Line of credit fees	—	4,713

Total Expenses	34,418	313,046

Less: Waivers	—	(5,644)

Net Expenses	34,418	307,402

Net Investment Income	246,381	1,729,357

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Unaffiliated investment securities**	(81,058)	140,097
Affiliated investment securities	—	42,612
Swap agreements	649,840	242,798
Options written	—	(628)
Forward foreign currency contracts	—	(53,061)
Foreign currencies	—	(2,990)
Futures contracts	(2,185)	(62,562)

Net realized gain	566,597	306,266

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	(951,136)	(1,483,974)
Affiliated investment securities	—	(45,688)
Swap agreements	(638,946)	716,560
Options written	—	16,800
Futures contracts	66,640	7,890

Net change in unrealized appreciation (depreciation)	(1,523,442)	(788,412)

Net realized and unrealized gain (loss)	(956,845)	(482,146)

Net increase (decrease) in net assets resulting from operations	$(710,464)	$1,247,211

* Foreign taxes withheld	$6	$75

** Includes net losses from securities sold to affiliates	$—	$10,517

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Statement of Changes in Net Assets

For the period September 1, 2018 through October 31, 2018 and the years ended August 31, 2018 and 2017

	Invesco Total Return Bond ETF (GTO)
	Two Months Ended October 31, 2018	Year Ended August 31, 2018	Year Ended August 31, 2017
Operations:
Net investment income	$246,381	$1,729,357	$939,041
Net realized gain (loss)	566,597	306,266	(110,640)
Net change in unrealized appreciation (depreciation)	(1,523,442)	(788,412)	295,416

Net increase (decrease) in net assets resulting from operations	(710,464)	1,247,211	1,123,817

Distributions to Shareholders from:
Distributable earnings(a)	(254,440)	(1,904,261)	(1,025,355)

Shareholder Transactions:
Proceeds from shares sold	—	18,394,224	78,345,394
Value of shares repurchased	—	(57,597,609)	(17,919,736)

Net increase (decrease) in net assets resulting from shares transactions	—	(39,203,385)	60,425,658

Increase (Decrease) in Net Assets	(964,904)	(39,860,435)	60,524,120

Net Assets:
Beginning of period	41,677,710	81,538,145	21,014,025

End of period	$40,712,806	$41,677,710	$81,538,145

Changes in Shares Outstanding:
Shares sold	—	350,000	1,500,000
Shares repurchased	—	(1,100,000)	(350,000)
Shares outstanding, beginning of period	800,000	1,550,000	400,000

Shares outstanding, end of period	800,000	800,000	1,550,000

(a)

The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended August 31, 2018, distributions from net investment income were $1,754,386 and distributions from net realized gains were $149,875. For the year ended August 31, 2017, distributions from net investment income were $825,480 and distributions from net realized gains were $199,875. For the years ended August 31, 2018 and August 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Financial Highlights

Invesco Total Return Bond ETF (GTO)

	Two Months Ended October 31, 2018		Year Ended August 31,		Period Ended August 31, 2016(a)
			2018	2017
Per Share Data:
Net asset value, beginning of period	$52.10		$52.61	$52.54	$49.97
Income from investment operations:
Net investment income(b)	0.31		1.47	1.47	0.72
Net gain (loss) on investments (realized and unrealized)	(1.20)		(0.37)	0.29	2.42
Total from investment operations	(0.89)		1.10	1.76	3.14
Less distributions from:
Net investment income	(0.32)		(1.49)	(1.38)	(0.57)
Net realized gains	–		(0.12)	(0.31)	–
Total distributions to shareholders	(0.32)		(1.61)	(1.69)	(0.57)
Net asset value, end of period	$50.89		$52.10	$52.61	$52.54
Market price, end of period	$50.93	(c)	$52.10 (c)	$52.67	$52.60
Net Asset Value Total Return(d)	(1.72)%		2.14%	3.47%	6.29%
Market Price Total Return(d)	(1.64)%		2.02%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$40,713		$41,678	$81,538	$21,014
Ratio to average net assets of:
Expenses, after Waivers	0.50	%(e)	0.50%	0.49%	0.49	%(e)
Expenses, prior to Waivers	0.50	%(e)	0.51%	0.51%	0.50	%(e)
Net investment income, after Waivers	3.58	%(e)	2.80%	2.87%	2.56	%(e)
Portfolio turnover rate(f)	53%		219%	171%	131%

(a)	The Fund commenced operations on February 10, 2016.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Notes to Financial Statements

Invesco Actively Managed Exchange-Traded Fund Trust

October 31, 2018

Note 1. Organization

Invesco Actively Managed Exchange-Traded Fund Trust (the “Trust”), formerly PowerShares Actively Managed Exchange-Traded Fund Trust, was organized as a Delaware statutory trust on November 6, 2007 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolio:

Full Name	Predecessor Fund (as defined below)	Short Name
Invesco Total Return Bond ETF	Guggenheim Total Return Bond ETF	“Total Return Bond ETF”

The portfolio (the “Fund”) represents a separate series of the Trust. The shares of the Fund are referred to herein as “Shares” or “Fund’s Shares.” The Fund’s Shares are listed and traded on NYSE Arca, Inc.

Effective June 4, 2018, the Fund’s name changed as part of an overall rebranding strategy whereby the PowerShares name was changed to the Invesco brand. This resulted in all references to the PowerShares name being changed to Invesco.

The Fund acquired all or substantially all of the assets and all of the stated liabilities included in the financial statements of the corresponding fund of the Claymore Exchange-Traded Fund Trust II (the “Predecessor Fund”) after the close of business on April 6, 2018 (the “Reorganization”). The Fund adopted the performance and financial information of the Predecessor Fund. Information presented prior to the close of business on April 6, 2018 is that of the Predecessor Fund.

Effective October 31, 2018, the Fund’s fiscal year-end changed from August 31 to October 31.

The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for cash and the Fund reserves the right to exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units by authorized participants, the Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek maximum total return, comprised of income and capital appreciation.

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted

17

prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”), formerly Invesco PowerShares Capital Management LLC, determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts (“ADRs”) and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying the Fund are traded outside a collateralized

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settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, which may be more likely to trade at a premium or discount to the Fund’s net asset value (“NAV”) and to face trading halts and/or delisting. The risk may be heightened for the Fund because it invests in non-U.S. securities, which may have lower trading volumes.

Currency Risk. The Fund’s investments and strategies will involve exposure to foreign currencies. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign currency denominated security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers also may be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency. Additionally, and as a result of the Fund’s use of currency investment strategies, the Fund’s net currency position may expose the Fund to losses independent of any securities positions.

Non-Diversification Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer’s securities could cause greater fluctuations in the value of the Shares than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently effects creations and redemptions principally for cash, rather than primarily in-kind, because of the nature of the Fund’s investments. As such, investments in the Fund’s Shares may be less tax efficient than investments in conventional ETFs.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

High Yield Securities (Junk Bond) Risk. Compared to higher quality debt securities, high yield debt securities (commonly referred to as “junk bonds”) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. They are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. High yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are leass able than more financially stable firms to make scheduled payment of interest and principal. The values of junk bond often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price.

Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations Risk (“CDOs”). The Fund may invest in CLOs and CDOs. CLOs bear many of the same risks as other forms of asset-backed securities (“ABS”), including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches’’ that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

CDOs are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other ABS), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

Investment in Investment Companies Risk. Investing in other investment companies, including ETFs and closed-end funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the

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investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying investment companies’ expenses, which will reduce the Fund’s performance, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or NAVs. In addition, investments by the Fund in another ETF or closed-end fund are subject to, among other risks, the risk that the ETF’s or closed-end fund’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s or closed-end fund’s shares.

Mortgage- and Asset-Backed Securities Risk. The Fund may invest in mortgage- and asset-backed securities, which are subject to call (prepayment) risk, reinvestment risk and extension risk. In addition, these securities are susceptible to an unexpectedly high rate of defaults on the mortgages held by a mortgage pool, which may adversely affect their value. The risk of such defaults depends on the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. For example, the risk of default is higher in the case of mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely mortgage payments.

U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.

Commercial Paper Risk. The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.

Interest Rate Risk. Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of reporting period end. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.

Liquidity and Valuation Risk. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by Invesco Advisers, Inc. (the “Sub-Adviser”) for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Sub-Adviser believes should be the price of the investment. Valuation of Fund investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the historically low interest rate environment as of reporting period end.

Derivatives Risk. Derivatives involve risks different from, or possibly greater than, risks associated with other types of investments. Derivatives may be harder to value and may also be less tax efficient. To the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company as well as regulatory changes.

Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. Even in the case of collateralized debt obligations, there is no assurance that the sale of collateral would raise enough cash to satisfy an issuer’s payment obligations or that the collateral can or will be liquidated.

Investments in Loans Risk. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. Thus, to the extent the Fund effects redemptions in cash, the Fund is subject to the risk of selling other investments or taking other actions necessary to raise cash to meet its redemption obligations.

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To-Be-Announced (TBA) Transactions Risk. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

Portfolio Turnover Risk. The Fund may engage in frequent and active trading, which may significantly increase the Fund’s portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage cost for the Fund and may result in higher taxes when Shares are held in a taxable account.

C. Country Determination

For the purposes of presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions. In a repurchase agreement, the Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well- established financial institutions whose condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

E. Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

F. Forward Foreign Currency Contracts

The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount

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(non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G. Investment Transactions and Investment Income

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s NAV and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.

H. Dividends and Distributions to Shareholders

The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date.

In addition, the Fund intends to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital at fiscal year-end.

I. Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

J. Expenses

Expenses of the Trust that are excluded from the Fund’s unitary management fee are applied to the Fund. Expenses of the Trust that are excluded from the Fund’s unitary management fee and that are not readily identifiable to a specific fund are allocated in such a manner deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.

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The Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including payments to the Sub-Adviser, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent the Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

K. Futures Contracts

A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security or index for a specified price at a future date. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant broker. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations.

The primary risks associated with futures contracts are market risk, leverage risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and may be required to continue to maintain the margin deposits on the futures contracts until the position expired or matured. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. Futures have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures contracts, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L. Call Options Purchased and Written

The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M. Put Options Purchased and Written

The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike

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price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively.

A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N. Swap Agreements

The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain, among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any. Interest rate, total return, index and currency exchange rate swap agreements are two- party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

O. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

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Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services, and oversight of the Sub-Adviser.

As compensation for its services, the Fund accrues daily and pays monthly to the Adviser an annual unitary management fee equal to 0.50% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including payments to the sub-adviser, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

The Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of the Adviser’s compensation of the sub-advised assets of the Fund.

Prior to the Reorganization, the Predecessor Fund was managed by Guggenheim Funds Investment Advisors LLC (“GFIA”) and the Predecessor Fund paid GFIA an investment advisory fee calculated at the same annualized rate as disclosed above for the Fund.

Effective as of the Reorganization, the Adviser has agreed to waive a portion of the Fund’s unitary management fee to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any taxes and litigation expenses, and extraordinary expenses) from exceeding the Fund’s unitary management fee through at least April 6, 2020.

Additionally, through at least August 31, 2020, the Adviser has contractually agreed to waive a portion of the Fund’s management fee and/or reimburse Fund expenses for the Fund in an amount equal to 100% of the net advisory fees that an affiliated person of the Adviser (an “Affiliated Person”) or the Adviser receives that are attributable to the Fund’s investments in any other fund managed by such Affiliated Person or the Adviser. This waiver will have the effect of reducing the Acquired Fund Fees and Expense that are indirectly borne by the Fund. The Adviser cannot discontinue this waiver prior to its expiration.

Prior to the Reorganization, GFIA voluntarily agreed to waive the management fee and/or reimburse fund expenses of the Predecessor Fund in an amount equal to the Predecessor Fund’s management fee attributable to the Predecessor Fund’s assets invested in affiliated funds.

For the period September 1, 2018 through October 31, 2018, the Adviser did not waive Fund fees. For the period after the close of business April 6, 2018 to August 31, 2018, the Adviser waived Fund fees in the amount of $93. For the period September 1, 2017 to April 6, 2018, GFIA waived Fund fees in the amount of $5,551.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser. Prior to the Reorganization, the Board of Trustees for the Predecessor Fund adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act. No 12b-1 fees were paid by the Predecessor Fund under this plan.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund. Prior to the Reorganization, GFIA engaged external service providers to perform these services for the Predecessor Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

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The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Government Sponsored Agency Mortgage-Backed Securities	$—	$19,421,000	$—	$19,421,000
Corporate Bonds and Notes	—	15,567,127	—	15,567,127
Asset-Backed Securities	—	5,644,566	—	5,644,566
U.S. Government Sponsored Agency Securities	—	2,454,708	—	2,454,708
Municipal Bonds	—	1,856,405	—	1,856,405
Variable Rate Senior Loan Interests	—	1,496,054	—	1,496,054
Commercial Mortgage-Backed Securities	—	642,598	—	642,598
Sovereign Debt Obligations	—	165,454	—	165,454
U.S. Treasury Securities	—	75,803	—	75,803
Preferred Stocks	338,349	—	—	338,349
Short-Term Investments	—	213,871	—	213,871
Purchased Call Options	28,401	—	—	28,401

Total Investments in Securities	366,750	47,537,586	—	47,904,336

Other Investments—Assets*
Futures Contracts	256,671	—	—	256,671
Other Investments—Liabilities*
Futures Contracts	(182,141)	—	—	(182,141)

Total Other Investments	74,530	—	—	74,530

Total Investments	$441,280	$47,537,586	$—	$47,978,866

*Unrealized	appreciation (depreciation).

Note 5. Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which the Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2018:

	Value
	Interest Rate Risk	Equity Risk	Total
Derivative Assets
Purchased options, at value—Exchange-Traded	$—	$28,401	$28,401
Unrealized appreciation on futures contracts—Exchange-Traded(a)	256,671	—	256,671

Total Derivative Assets	$256,671	$28,401	$285,072

Derivatives not subject to master netting agreements	(256,671)	(28,401)	(285,072)

Total Derivative Assets subject to master netting agreements	$—	$—	$—

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	Interest Rate Risk	Equity Risk	Total
Derivative Liabilities
Unrealized depreciation on futures contracts—Exchange-Traded(a)	$(182,141)	$—	$(182,141)

Total Derivative Liabilities	$(182,141)	$—	$(182,141)

Derivatives not subject to master netting agreements	182,141	—	182,141

Total Derivative Liabilities subject to master netting agreements	$—	$—	$—

(a)	Includes cumulative appreciation (depreciation) on futures contracts. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the Period September 1, 2018 to October 31, 2018

The table below summarizes the Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Interest Rate Risk	Equity Risk	Total
Realized Gain (Loss):
Futures contracts	$(2,185)	$—	$(2,185)
Options purchased(a)	—	813	813
Swap agreements	649,840	—	649,840
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	66,640	—	66,640
Options purchased(a)	—	(23,840)	(23,840)
Swap agreements	(638,946)	—	(638,946)

Total	$75,349	$(23,027)	$52,322

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of futures contracts, options purchased and swap agreements outstanding during the period.

Average Notional Value
Futures contracts	$24,157,625
Options purchased	607,267
Swap agreements	6,033,333

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholder Paid during the Period September 1, 2018 to October 31, 2018, Fiscal Year ended August 31, 2018 and Fiscal Year ended August 31, 2017:

	October 31, 2018	August 31, 2018	August 31, 2017
Ordinary Income	$254,440	$1,805,880	$1,025,355
Long-Term Capital Gains	—	98,381	—

Tax Components of Net Assets at Fiscal Period-End:

Undistributed Ordinary Income	$543,981
Undistributed Long-Term Capital Gains	262,621
Net Unrealized Depreciation—Investments	(1,348,170)
Shares of Beneficial Interest	41,254,374

Total Net Assets	$40,712,806

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. The Fund did not have capital loss carryforwards as of October 31, 2018.

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Note 7. Securities Lending

For the period September 1, 2018 through October 31, 2018, the Fund did not participate in securities lending. During the fiscal year ended August 31, 2018, the Fund participated in securities lending. The Fund loaned portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the policy of the Fund to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown on the Statement of Assets and Liabilities.

Note 8. Investment Transactions

For the period September 1, 2018 to October 31, 2018, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any), were $23,209,800 and $20,782,584, respectively.

For the period September 1, 2018 to October 31, 2018, the cost of securities purchased and proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions, if any), were $3,809,994 and $4,136,503, respectively.

At October 31, 2018, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Aggregate unrealized appreciation of investments	$510,236
Aggregate unrealized (depreciation) of investments	(1,858,406)

Net unrealized depreciation of investments	$(1,348,170)

Cost of investments for tax purposes is $49,327,036

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns and treatment of income from derivative transactions, amounts were reclassified between undistributed net investment income, undistributed net realized gain and Shares of beneficial interest. These reclassifications had no effect on the net assets or the distributable earnings of the Fund. For the fiscal period ended October 31, 2018, the reclassifications were as follows:

Undistributed Net Investment Income	$4,740
Undistributed Net Realized Gain	(4,740)
Shares of Beneficial Interest	—

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Fund to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”) and an Officer of the Trust. The Adviser, as a result of the Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ Fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases

28

in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.

Note 11. Borrowing

The predecessor fund to Total Return Bond ETF (“Withdrawing Borrower”), was a party to a 364-day committed, $1,000,000,000 line of credit facility with a syndicate administered by Citibank, N.A, which was in place through October 6, 2017, at which time the line of credit was renewed with an increased commitment amount of $1,065,000,000. The Withdrawing Borrower was permitted to borrow up to the lesser of (1) $1,065,000,000 or (2) the limits set by the prospectus for borrowings. Fees related to borrowings, if any, varied under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1% or the federal funds rate plus 1/2 of 1%, The Withdrawing Borrower that participated in the line of credit paid upfront costs to renew the line of credit and a commitment fee of 0.15% on the amount of the commitment that had not been utilized. In case of borrowings from the line of credit, the Withdrawing Borrower paid the associated interest expenses. Effective April 16, 2018, the Withdrawing Borrower withdrew as borrower under the line of credit facility and all rights and obligations of the Withdrawing Borrower terminated.

Expenses under the line of credit facility are shown in the Statement of Operations as Line of Credit Fee. There were no outstanding borrowings under this agreement during the current fiscal period.

Note 12. Capital

Shares are issued and redeemed by the Fund only in Creation Units of 50,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally in exchange for deposit or delivery of cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”).

To the extent that the Fund permits transactions in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement. Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities. Certain transaction fees may be charged by the Fund for creations and redemptions, which are treated as increases in capital.

Transactions in the Fund’s Shares are disclosed in detail in the Statement of Changes in Net Assets.

Note 13. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust and Shareholders of Invesco Total Return Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Total Return Bond ETF (one of the funds constituting Invesco Actively Managed Exchange-Traded Fund Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 1, 2018 through October 31, 2018 and for year ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations, changes in its net assets, and the financial highlights for the period September 1, 2018 through October 31, 2018 and for the year ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Total Return Bond ETF (Predecessor Fund Guggenheim Total Return Bond ETF) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 30, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

December 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Fees and Expenses

As a shareholder of the Invesco Total Return Bond ETF (the “Fund”), a series of the Invesco Actively Managed Exchange-Traded Fund Trust, you incur an advisory fee and other Fund expenses. A shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit applicable to the Predecessor Fund), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Total Return Bond ETF (GTO)
Actual	$1,000.00	$998.15	0.50%	$2.52
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2018. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for the fiscal period ended October 31, 2018:

Qualified Dividend Income*	1%
Corporate Dividends Received Deduction*	1%
Qualified Interest Income*	41%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal period.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of October 31, 2018

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2008	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	None

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

33

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	234	None

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2008	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	None

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco Group Services, Inc., Invesco Holding Company (US), Inc. and Invesco North American Holdings, Inc.; Director, Invesco Holding Company Limited (2007-Present); Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, Director and Executive Vice President, Invesco Finance, Inc. and Director, Invesco Finance PLC (2011-Present); Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

35

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

36

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

37

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco Capital Management LLC (2017-Present); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

38

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q (or any successor Form). The Trust’s Forms N-Q (or any successor Form) are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2018 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-GT0-AR-1	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2018.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2018	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2017

Audit Fees	$ 209,250	$ 151,425
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 58,160	$ 58,160
All Other Fees	$ 0	$ 0
Total Fees	$ 267,410	$ 209,585

(1) Tax fees for the fiscal year ended October 31, 2018 include fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions calculations. Tax fees for the fiscal year ended October 31, 2017 included fees billed for reviewing tax returns, 2017 excise tax returns and excise tax distribution calculations.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 662,000	$ 662,000
Tax Fees	$ 0	$ 0
All Other Fees(2)	$ 0	$ 689,000
Total Fees	$ 662,000	$ 1,351,000

(1)    Audit-Related Fees for the fiscal year end 2018 include fees billed related to reviewing controls at a service organization. Audit-Related Fees for the fiscal year end 2017 include fees billed related to reviewing controls at a service organization.

(2)    All Other Fees for the fiscal year end 2017 include fees billed related to assessments of the company’s current state analysis against regulatory requirements and the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e) (1) Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to

Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services

Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.

Last Reviewed by Compliance for Accuracy	June 15, 2018

Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1. Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2. Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3. Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:    June 26, 2009

Amended:    June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $2,977,000 for the fiscal year ended October 31, 2018 and $3,068,000 for the fiscal year ended October 31, 2017 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $3,697,000 for the fiscal year ended 2018, and $4,477,000 for the fiscal year ended 2017.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $25 million and non-audit services of approximately $18 million for the fiscal year ended 2018. The Audit Committee considered this information in evaluating PwC’s independence.

PwC informed the Audit Committee of the Board (the “Audit Committee”) that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Registrant is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Registrant as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”). PwC informed the Audit Committee it has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On May 2, 2018, the SEC proposed amendments to the Loan Rule that, if adopted as proposed, would address many of the issues that led to the issuance of the no-action letter.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Registrant within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Registrant’s registered public accounting firm. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Registrant intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Registrant may need to take other action in order for the Registrant’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Registrant to issue new shares or have other material adverse effects on the Registrant. The SEC no-action relief was initially set to expire 18 months from issuance, but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

PwC advised the Registrant’s Audit Committee that PwC had identified two matters for consideration under the SEC’s auditor independence rules. PwC stated that a PwC manager and a PwC Senior Manager each held financial interests in investment companies within the Invesco Fund complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X.

PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant. In reaching this conclusion, PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, neither individual was in the chain of command of the audit or the audit partners of Invesco or the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant and the investments were not material to the net worth of either individual or their immediate family members.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Actively Managed Exchange-Traded Fund Trust

By: /s/ Daniel E. Draper

Name: Daniel E. Draper
Title: President

Date:    12/27/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Daniel E. Draper

Name: Daniel E. Draper
Title: President

Date:    12/27/2018

By: /s/ Kelli Gallegos
Name: Kelli Gallegos
Title: Treasurer

Date:    12/27/2018